DELAWARE POOLED TRUST

The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio II
The Select 20 Portfolio (formerly, The All-Cap Growth Equity Portfolio)
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The Global Real Estate Securities Portfolio
The Intermediate Fixed Income Portfolio
The Core Focus Fixed Income Portfolio
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio
The Global Fixed Income Portfolio
The International Fixed Income Portfolio
(each, a "Portfolio" and collectively, the "Portfolios")

Supplement to the Portfolios' Prospectus dated February 28, 2008

Delaware Pooled Trust (the "Trust") has elected to waive the annual $70 account maintenance fee for client accounts that fall under the $1 million minimum balance during 2008. Pursuant to page 73 of the Portfolios' Prospectus dated February 28, 2008, the Trust imposes a fee on accounts of shareholders who, in the aggregate, have less than $1 million invested in the Portfolios for reasons other than market reductions in net asset value.

The decision to waive the fee for 2008 was made based on recent market volatility. Accounts may be subject to this fee in the future.

Please keep this Supplement for future reference.

This Supplement is dated November 7, 2008.